SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                                         February 9, 2001
Date of Report (Date of earliest event reported)   ...........................



                              NDC Automation, Inc.
 ................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                       56-1460497
 ................................................................................
(State or other                  (Commission                   (I.R.S. Employer
 jurisdiction                    File Number)                 Identification No)
 of incorporation)



3101 Latrobe Drive                          Charlotte NC                28211
 ................................................................................
(Address of principal executive offices)                              (Zip Code)



                                                           (704) 362-1115
Registrant's telephone number, including area code .............................


 ................................................................................
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         --------------------------------

                  None.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  None.

Item 3.  Bankruptcy or Receivership.
         --------------------------

                  None.

Item 4.  Changes in the Registrant's Certifying Accountant.
         -------------------------------------------------

                  None.

Item 5.  Other Events.
         ------------

         Charlotte, NC, February 9, 2001, NDC Automation, Inc. (OTC Bulletin Board "AGVS.OB") www.ndca.com announces entering into a purchase agreement for the delivery of a unique Lazerway(R) LGV (Laser Guided Vehicle) to a North American buyer. The vehicle's intended use would ultimately be for the aviation industry. The order totals approximately $900,000, and includes development services as well as the delivery of a vehicle, controls hardware and software, engineering services and related equipment.


             Exhibit 10.1: Copy of press release announcing receipt  of  order

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

                  None

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  None

Item 8.  Change in Fiscal Year.
         ---------------------

                  None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NDC AUTOMATION, INC.



Date:  February 9, 2001                   By:____/s/ Claude Imbleau_____________
                                                     Claude Imbleau
                                                     Chief Operating Officer